Exhibit 99.1

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Active Start to 2006

$16.00
$15.50
$15.00
$14.50
$14.00
$13.50
$13.00
$12.50
$12.00
$11.50
1/2/06
2/1/06
3/1/06
4/3/06
5/1/06

2

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DRH Portfolio

The Lodge at Sonoma
Salt Lake City Marriott
Torrance Marriott
Los Angeles Airport Marriott
Vail Marriott
Chicago Marriott Downtown
Oak Brook Hills Marriott
Manhattan/Midtown East
Manhattan/Fifth Avenue
Bethesda Marriott Suites
Griffin Gate Marriott
Atlanta Marriott Alpharetta
The Westin Atlanta North at Perimeter
SpringHill Suites Atlanta Buckhead
Renaissance Worthington
Orlando Airport Marriott
VIRGIN ISLANDS
Frenchman's Reef
St. Thomas
St. John
St. Croix
Full Service - Business Hotels
Full Service - Resorts and Conference Centers
Select Service - Urban Hotels

3

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Comparative Performance – 2006 YTD

Indexed Total Return Price Change

DRH(+29%)
LHO(+15%)
HIH(+11%)
HST(+6%)
SHO(+5%)
BEE(+0.7%)
1/2/2006
2/1/2006
3/1/2006
4/3/2006
5/1/2006
Sunstone Hotel Investors Inc.
LaSalle Hotel Properties
Highland Hospitality Corp.
Strategic Hotels & Resorts Inc.
Host Hotels & Resorts Inc.
Diamondrock Hospitality Co.

4

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ROI Projects – Adding Meeting Space

Bethesda Marriott Suites

Marriott

Meeting Room – Business event

Meeting Room – Social event

DIAMONDROCK HOSPITALITY

14

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Scheduled Renovations and Modernization

Sustained Long Term Value Creation

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Scheduled Renovations - Guestrooms

Bethesda Marriott Suites

Completed March 2006

"BEFORE"

"AFTER"

23

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Scheduled Renovations - Guestrooms

Courtyard

Marriott

Midtown East

Completed March 2006

"Before"

"After"

24

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Scheduled Renovations - Guestrooms

Courtyard Marriott
5th Avenue

Completed Q3 2005

"Before"

"After"

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Scheduled Renovations - Guestrooms

Torrance Marriott

Completed January 2006

"Before"

"After"

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Exhibit 99.1

[LOGO OF DIAMONDROCK HOSPITALITY]

CREATING VALUE
June 2006

[GRAPHICS APPEAR HERE]

Active Start to 2006

•	Completed Secondary Offering ($240 million)

•	Acquired 2 Hotels ($367 million)

•	Completed 3 Major Renovation Projects

•	Delivered Strong Operating Results that Exceeded Guidance

[CHART APPEARS HERE]

Note: January 1, 2006 to May 31, 2006, Source: FactSet

[LOGO OF DIAMONDROCK HOSPITALITY]	2

DRH Portfolio

•	17 hotels

•	7,678 rooms

•	$120 RevPAR

•	11 markets

•	Multiple brands and managers

[GRAPHIC APPEARS HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	3

Comparative Performance – 2006 YTD

Indexed Total Return Price Change

•	Total Return of 29% since January 1, 2006 and 49% since IPO.

•	Enterprise Value of $1.6 billion

•	Market Capitalization of $1.1 billion

•	Efficient Capital Structure

[CHART APPEARS HERE]

Note: January 1, 2006 to May 31, 2006, Source: FactSet and Bloomberg

[LOGO OF DIAMONDROCK HOSPITALITY]	4

How DiamondRock Creates Value

•	Brand Conversions

	–	Power of the Brand

•	ROI Projects

	–	Incremental Value Creation

•	Scheduled Renovation and Modernization

	–	Sustained Long Term Value Creation

[LOGO OF DIAMONDROCK HOSPITALITY]	5

Brand Conversions
Power of the Brand

[LOGO OF DIAMONDROCK HOSPITALITY]

Brand Conversions – Power of the Brands

Courtyard Marriott 5th Avenue

•	Reflagged in January 2005

•	Rooms renovation Q3 2005

•	Outstanding RevPAR growth

• 43% in 2005

• 32.1% in 2006F

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	7

Brand Conversions – Power of the Brands

Oak Brook Hills Resort Marriott

•	Reflagged in July 2005

•	127-acre resort

•	384- room hotel and a championship golf course

•	$15M in renovations will start Q4 2006

•	Projected 2006 RevPAR growth of 25.8%

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	8

ROI Projects
Incremental Value Creation

[LOGO OF DIAMONDROCK HOSPITALITY]

ROI Projects – Adding Keys

Courtyard Marriott Midtown East

•	Creating 5 incremental keys

•	$250k of total estimated cost

•	Approximately $250k in 2007 of incremental EBITDA

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	10

ROI Projects – Adding Keys

Chicago Marriott Downtown

•	Creating 6 incremental keys by relocating Concierge Lounge

•	To be completed in time for the autumn season

•	New rooms will generate concierge rate premium

•	$300k of total estimated cost

•	Approximately $300k in 2007 of incremental EBITDA

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	11

ROI Projects – Adding Meeting Space

Los Angeles Airport Marriott

•	Converted closed specialty restaurant into new 3,600 sq. ft of meeting space

•	Implementing strategy to replace $45 contract room rates with $100+ group room nights (RN’s)

•	Group RN’s projected to increase 13% vs. 2005

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	12

ROI Projects – Adding Meeting Space

Salt Lake City Marriott

•	Reconfigured a closed specialty restaurant into 2,600 sq. ft of flexible meeting and pre-function space

•	$450k of total cost

•	35% projected unlevered yield

•	Approximately $165k annual incremental EBITDA

[GRAPHIC APPEARS HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	13

ROI Projects – Adding Meeting Space

Bethesda Marriott Suites

•	Recently converted 2 “last sell” rooms into meeting space

•	$310k of total cost

•	40% projected unlevered yield

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	14

ROI Projects – Adding Meeting Space

Vail Marriott Mountain Resort & Spa

•	Recently converted underutilized squash courts into four meeting rooms (4,400 sq. ft)

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	15

ROI Projects – Adding Meeting Space

Chicago Downtown Marriott

On the Magnificent Mile

•	Converting closed specialty restaurant into meeting space

•	4,670 sq. ft

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	16

ROI Projects – Adding Meeting Space

Griffin Gate Marriott Resort

•	Converting unprofitable restaurant into 2,500 sq. ft junior ballroom and 1,100 sq. ft pre-function space

•	$1.5 million of total estimated cost

•	38.7% projected unlevered yield in the first year

[GRAPHICS APPEARS HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	17

ROI Projects – Adding Meeting Space

Torrance Marriott

[GRAPHICS APPEAR HERE]

•	Converting low margin lounge into high margin banquet space

•	$700k of total estimated cost

•	30% projected unlevered yield

[LOGO OF DIAMONDROCK HOSPITALITY]	18

ROI Projects – Adding Outlets

Frenchman’s Reef & Morning Star Marriott Beach Resort

Sand Bar Project

•	Converted closed service area into a beach bar

•	$145K of total cost

•	80% of projected unlevered yield

[GRAPHICS APPEAR HERE]

Sand Bar “BEFORE”

[LOGO OF DIAMONDROCK HOSPITALITY]	19

ROI Projects – Adding Outlets

Frenchman’s Reef & Morning Star
Marriott Beach Resort

[GRAPHICS APPEAR HERE]

Sand Bar Project
”After”

[LOGO OF DIAMONDROCK HOSPITALITY]	20

Other ROI Projects

•	Griffin Gate Resort & Spa

	–	Converting dysfunctional lower lobby space into 6,500 sq. ft. spa

	–	$1.9 million in estimated cost

	–	23% projected unlevered yield in the first year

[GRAPHIC APPEARS HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	21

Scheduled Renovations and Modernization
Sustained Long Term Value Creation

Scheduled Renovations - Guestrooms

Bethesda Marriott Suites

Completed March 2006

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	23

Scheduled Renovations - Guestrooms

[GRAPHICS APPEAR HERE]

Courtyard
Marriott
Midtown East

Completed March 2006

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	24

Scheduled Renovations - Guestrooms

[GRAPHICS APPEAR HERE]

Courtyard
Marriott
5th Avenue

Completed Q3 2005

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	25

Scheduled Renovations - Guestrooms

Torrance Marriott
Completed January 2006

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	26

Scheduled Renovations – Meeting Space

Los Angeles Airport Marriott
Ballroom renovation – completed Q4 2005

[GRAPHICS APPEAR HERE]

[LOGO OF DIAMONDROCK HOSPITALITY]	27

Future Renovations

Guestroom Renovations

•	Oak Brook Hills Marriott Resort & Conference Center – Early 2007

•	Orlando – Late 2006

•	LAX – Late 2006

Ballroom Renovation

•	Worthington Renaissance – Late 2006 and Early 2007

[LOGO OF DIAMONDROCK HOSPITALITY]	28

Renovation Summary- 2005, 2006 and Q1 2007

Renovated in 2005/2006	Brand Conversion	Guestrooms	Meeting Space	ROI projects

Marriott Atlanta Alpharetta		2007/2008	2007/2008
Atlanta Westin Perimeter Center		2008	2008
Bethesda Marriott Suites		X	X	X
SpringHill Suites Buckhead		X	X
Courtyard Marriott Fifth Avenue	X	X	n/a
Courtyard Marriott Midtown East		X	X	X
Chicago Downtown Marriott		X	2007	X
Frenchman’s Reef and Morningstar Marriott Beach Resort		X	X	X
Griffin Gate Marriott Resort		X	X	X
Los Angeles Airport Marriott		X	X	X
Oak Brook Hills Resort and Conference Center	X	X	X
Orlando Airport Marriott		X	X
Salt Lake City Marriott		2007	2008	X
Lodge at Sonoma Renaissance		2008	2008
Torrance Marriott		X	X	X
Vail Marriott Mountain Resort and Spa		2003	X	X
Renaissance Worthington		2004	X

[LOGO OF DIAMONDROCK HOSPITALITY]	29

Safe Harbor

Certain statements made during this presentation are forward-looking and are subject to risks and uncertainties.  The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us.  Actual results could differ materially from the forward-looking statements made during this presentation.  When we use the words “believe,” “expect,” “anticipate,” “plan,” “will,” “intend” or other similar expressions, we are identifying forward-looking statements.  The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995.

[LOGO OF DIAMONDROCK HOSPITALITY]	30

 [logo of DIAMOND ROCK HOSPITALITY]

CREATING VALUE
June 2006